                                                                   EXHIBIT 10.43


[COMERICA LOGO]

                       VARIABLE RATE-SINGLE PAYMENT NOTE


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AMOUNT          NOTE DATE             MATURITY DATE         TAX IDENTIFICATION #
   $500,000.00     DECEMBER 10, 1997     DECEMBER 10, 1998     13-3152648
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On the Maturity Date, as stated above for value received, the undersigned promise(s) to pay to the order of COMERICA BANK-CALIFORNIA ("Bank"), at any office of the Bank in the State of California, FIVE HUNDRED THOUSAND AND NO/100 Dollars (U.S.) with interest from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect PLUS 0.500% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365-day year if a consumer loan. Accrued interest on this Note shall be payable on either (i) [ ] the Maturity Date or (ii)[X] the 10TH day of each MONTH commencing JANUARY 10, 1998, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies or becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or
(c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not the suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS NOTE IS SUBJECT TO THE TERMS OF A LOAN & SECURITY AGREEMENT DATED MARCH 7, 1997 AND ANY AND ALL SUBSEQUENT RENEWAL AND MODIFICATIONS THEREOF.

                For Corporations, Partnerships, Trust or Estates

DENTAL/MEDICAL
DIAGNOSTIC SYSTEMS, INC.       By:   /s/ R. E. WITTMAN         Its: VP & CFO
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OBLIGOR NAME TYPED/PRINTED        SIGNATURE OF                     TITLE


200 N. WESTLAKE BLVD., #202    By:                             Its:
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STREET ADDRESS                    SIGNATURE OF                     TITLE

WESTLAKE VILLAGE               By:                             Its:
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CITY                              SIGNATURE OF                     TITLE

CA               91362         By:                             Its:
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STATE            ZIP CODE         SIGNATURE OF                     TITLE


                    For Individuals or Sole Proprietorships
                                  Name(s) of Obligor(s)            Signature(s) of Obligor(s)
                                  (Type or Print)


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STREET ADDRESS

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CITY

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STATE            ZIP CODE




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                  For Bank Use Only                   CCAR#
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Loan Officer Initials  Loan Group Name   Obligor(s) Name
THOMAS M. HICKS        HIGH TECHNOLOGY   DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
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Loan Officer I.D. No.  Loan Group No.    Obligor#      Note#       Amount
48711                  95824                **                     $500,000.00
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**CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION

**CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
  WITH THE SECURITIES AND EXCHANGE COMMISSION.


[COMERICA LOGO]

                                            AUTOMATIC LOAN PAYMENT AUTHORIZATION

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                                            Date  DECEMBER 10, 1997
                                                 -------------------------------

Obligor Name (Typed or Printed): DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                                 -----------------------------------------------

Obligor Number:       **                Lender's Cost Center #  95824
               --------------------                          -------------------

Address:  200 N. WESTLAKE BLVD., #202, WESTLAKE VILLAGE, CA 91362
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          STREET ADDRESS                CITY           STATE  ZIP CODE

The undersigned hereby authorizes COMERICA BANK-CALIFORNIA ("Bank") to charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.

[X] Automatic Payment Authorization for all payments on all current and future borrowings, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

[ ] Automatic Payment Authorization for all payments on only the specific borrowing identified below, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

     Specific Obligation Number
                               --------------------------

[ ] Automatic Payment Authorization for less than all payments on only the specific borrowing identified below, as and when such payments come due.

     Specific Obligation Number
                               --------------------------

     [ ]  Principal and Interest Payments only

     [ ]  Principal Payments only

     [ ]  Interest Payments only

     [ ]  SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS

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Payment Due Date: Your loan payments of principal and interest will be charged to your account as indicated above unless that day is a Saturday, Sunday, or holiday in which case such payments will be made on the following business day, with interest to accrue during this extension as provided under the loan documents.

Account to be Charged:

     [ ]  Checking  COMERICA BANK-CALIFORNIA      Account No.        **
                                                              ------------------

     [ ]  Savings   COMERICA BANK-CALIFORNIA      Account No.
                                                              ------------------

(Charges to account are withdrawals pursuant to account resolution)

DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

By: /s/ R. E. WITTMAN                   By:
   -----------------------------------     -------------------------------------
SIGNATURE OF                            SIGNATURE OF

Its: VP & CFO                           Its:
    -----------------------------------     ------------------------------------
TITLE (if applicable)                   TITLE (if applicable)

By:                                     By:
   -----------------------------------     -------------------------------------
SIGNATURE OF                            SIGNATURE OF

Its:                                    Its:
    ----------------------------------      ------------------------------------
TITLE (if applicable)                   TITLE (if applicable)

By:                                     By:
   -----------------------------------     -------------------------------------
SIGNATURE OF                            SIGNATURE OF

Its:                                    Its:
    ----------------------------------      ------------------------------------
TITLE (if applicable)                   TITLE (if applicable)

                                   STATEMENT

                                                  DATE: DECEMBER 10, 1997


DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.      COMERIA BANK-CALIFORNIA
                                             P.O. Box 49032
200 N. WESTLAKE BLVD., #202                  SAN JOSE, CA 95161-9871
WESTLAKE VILLAGE, CA 91362



RE: Fee on $500,000.00 Note, dated 12/10/97, and maturing 12/10/98
Officer T. HICKS



Loan Fee                                     $2,500.00









          TOTAL DUE:                          2,500.00


                                 CUSTOMER COPY


[ ]  CUSTOMER CHECK ATTACHED
[X]  CHARGE DDA NO.  **

ACKNOWLEDGED BY: /s/ R. E. WITTMAN

**CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION.

[COMERCIA LOGO]

                            BORROWER'S AUTHORIZATION



                                                      DATE: DECEMBER 10, 1997
                                                           -------------------

            I (we) hereby authorize and direct COMERCIA BANK-CALIFORNIA ("Bank") to pay

to DMDS's checking account as requested                 $
                                                          --------------------
to ____________________________________                 $
                                                          --------------------
to ____________________________________                 $
                                                          --------------------
to ____________________________________                 $
                                                          --------------------

of the proceeds of my (our) loan from the Bank evidenced by a note in the
original principal amount of   $500,000.00, dated DECEMBER 10, 1997.

Borrower(s):   DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
            -------------------------------------------


By: /s/ R. E. WITTMAN       Its:   VP/CFO
   ----------------------       -----------------------
   Signature of                 Title (if applicable)

By:                         Its:
   ----------------------       -----------------------
   Signature of                 Title (if applicable)

By:                         Its:
   ----------------------       -----------------------
   Signature of                 Title (if applicable)

By:                         Its:
   ----------------------       -----------------------
   Signature of                 Title (if applicable)